Wiley Reports Second Quarter Fiscal 2020 Results
December 4, 2019 – John Wiley & Sons, Inc. (NYSE: JW-A and JW-B), a global research and education company, today announced results for the second quarter ended October 31, 2019.

Highlights
•	GAAP Results: Revenue of $466 million (+4%) and EPS of $0.79 (+4%)
•	Adjusted Results (at constant currency): Revenue +5%, EBITDA +3%, and EPS -1%
•	Strong growth in Research and Education Services segments
•	Academic & Professional Learning decline reflecting market pressures in book publishing
•	Efficiency improvements and cost savings through business optimization

“We continue to make good progress on our strategic initiatives, building upon our competitive advantages and extending into adjacent opportunities,” said Brian Napack, Wiley’s President and CEO.  “Our Research and Education Services businesses delivered another quarter of strong growth and improved profitability, driven by noteworthy gains in research publishing volume and enrollment growth in Education Services.  In Academic & Professional Learning, we faced further market-driven declines for traditional books.  We continue to build toward profitable growth in this segment by shifting to innovative learning tools and services for high-demand careers.”

GAAP Measures Unaudited ($millions except for EPS)	Q2 2020	Q2 2019	Change
Revenue	$466.2	$448.6	+4%
Diluted EPS	$0.79	$0.76	+4%
Non-GAAP Measures	Q2 2020	Q2 2019	Change Constant Currency
Revenue	$466.2	$448.6	+5%
Adjusted EBITDA	$110.0	$107.1	+3%
Adjusted EPS	$0.85	$0.89	(1%)

Notes:
•	Excluding acquisitions and currency impact, revenue decreased 1% for the quarter.
•	Wiley recorded foreign currency variances in the quarter of $6 million unfavorable in revenue, $0.8 million unfavorable in EBITDA, and $0.03 unfavorable in EPS.

Second Quarter Revenue
•	Research Publishing & Platforms increased 2% as reported and 4% at constant currency, primarily driven by growth in open access publishing volume.
•
Academic & Professional Learning declined 6% as reported and 5% at constant currency, with a decline in book publishing offsetting growth in test preparation.  Excluding the zyBooks and Knewton acquisitions, organic revenue declined 10% as reported and 9% at constant currency.

•	Education Services increased 80% (reported and constant currency), driven by organic growth of 10% and the addition of Learning House (acquired November 2018).

Second Quarter Earnings
•
GAAP Operating Income of $63 million rose 10%, driven by revenue growth and efficiency gains in Research and Education Services, reduced Corporate Expenses, and lower restructuring charges.  Adjusted Operating Income was flat compared to prior year due to investments in growth and optimization initiatives.

•	Adjusted EBITDA rose 3% to $110 million.
o	Research Publishing & Platforms Adjusted EBITDA at constant currency rose 6% due to revenue growth and efficiency gains.
o	Academic & Professional Learning Adjusted EBITDA at constant currency declined 19%, reflecting the revenue decline and investment in growth initiatives.
o	Education Services Adjusted EBITDA increased $5.1 million to $7.6 million due to organic revenue growth and favorable timing of expenses.
o	Corporate Expenses declined 18% to $32 million due to cost savings and certain non-recurring items.
•
GAAP EPS increase reflected lower restructuring charges and a lower effective tax rate, partially offset by higher foreign exchange transaction losses and interest expense.  Adjusted EPS decline was primarily due to investments in growth and optimization initiatives.

Second Quarter Returns to Shareholders
•	Repurchased 334,336 shares for a total of $15 million at an average cost per share of $44.87
•	Paid cash dividends totaling $19 million ($0.34 per share)

GAAP Measures Unaudited ($millions except for EPS)	1H 2020	1H 2019	Change
Revenue	$889.7	$859.5	+4%
Diluted EPS	$0.85	$1.21	(30%)
Net Cash Used in Operating Activities	$(99.5)	$(116.6)	+15%
Non-GAAP Measures	1H 2020	1H 2019	Change Constant Currency
Revenue	$889.7	$859.5	+5%
Adjusted EBITDA	$167.5	$177.3	(5%)
Adjusted EPS	$1.06	$1.31	(18%)
Free Cash Flow Less Product Development Spending	$(155.7)	$(163.5)	+5%

Notes:
•	Excluding acquisitions and currency impact, revenue was flat for the six months.
•	Wiley recorded foreign currency variances in the quarter of $12 million unfavorable in revenue, $0.7 million favorable in EBITDA, and $0.02 unfavorable in EPS.

First Half Commentary
•
Revenue increased on growth in Research Publishing & Platforms (+2% as reported, +4% constant currency) and Education Services (+75% as reported, or +10% organically), partially offset by declines in Academic & Professional Learning (-7% as reported, or -8% organically).

•
GAAP EPS declined by $0.36 to $0.85 due in part to a $0.15 impact from higher restructuring charges.  Adjusted EPS declined 19% and Adjusted EBITDA declined 6% due to investment in growth and optimization initiatives.

•
Net Cash Used in Operating Activities was $100 million compared to a net use of $117 million in the prior year period, primarily driven by the timing of cash collections.  Free Cash Flow less Product Development Spending was a use of $156 million compared to a use of $163 million in the prior year period.  Capital expenditures rose $9 million to $56 million due to increased investment in technology-enabled products and services.  Generally, cash flow is a use of cash in the first half of Wiley’s fiscal year, principally due to the timing of collections for annual research journal subscriptions, which are heavily weighted toward the second half of the year.

FISCAL YEAR 2020 OUTLOOK
The Company is reaffirming its financial outlook for the year.

ITEM (IN MILLIONS, EXCEPT EPS)	FY20 OUTLOOK*
Revenue	$1,855-$1,885
Adjusted EBITDA	$357-$372
Adjusted EPS	$2.35-$2.45
Free Cash Flow	$210-$230
*Outlook is at constant currency (reflecting FY19 average exchange rates and excluding the impact of foreign exchange movements on results through the second quarter).

EARNINGS CONFERENCE CALL
Scheduled for today, December 4 at 10:00 a.m. (ET).  Access the webcast on Wiley.com, at  https://www.wiley.com/en-us/investors.  U.S. callers, please dial (844) 231-0103 and enter the participant code 2179423#.  International callers, please dial (216) 562-0402 and enter the participant code 2179423#.

ABOUT WILEY
Wiley drives the world forward with research and education.  Through publishing, platforms and services, we help researchers, professionals, students, universities, and corporations to achieve their goals in an ever-changing world.  And for more than 200 years, we have delivered consistent performance to all of our stakeholders. The Company's website can be accessed at www.wiley.com.

NON-GAAP FINANCIAL MEASURES
Wiley provides non-GAAP financial measures and performance results such as “Adjusted EPS,” “Adjusted Revenue,” “Adjusted Operating Income,” “Adjusted EBITDA,” “Adjusted CTP,” “Free Cash Flow less Product Development Spending,” “organic revenue,” and results on a Constant Currency basis to assess underlying business performance and trends.  Management believes non-GAAP financial measures, which exclude the impact of restructuring charges and credits and certain other items, and the impact of acquisitions provide a useful comparable basis to analyze operating results and earnings.  See the reconciliations of non-GAAP financial measures and explanations of the uses of non-GAAP measures in the supplementary information.

FORWARD-LOOKING STATEMENTS
This release contains certain forward-looking statements concerning the Company's Fiscal Year 2020 Outlook, operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key online retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities; (x) the Company’s ability to realize operating savings over time and in fiscal year 2020 in connection with our multi-year Business Optimization Program and (xi) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.

JOHN WILEY & SONS, INC.
SUPPLEMENTARY INFORMATION (1)(2)
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	October 31,		October 31,
	2019	2018	2019	2018
Revenue, net	$466,205	$448,622	$889,735	$859,523
Costs and expenses:
Cost of sales	143,413	132,577	286,509	260,315
Operating and administrative expenses	240,380	236,207	490,550	476,633
Restructuring and related charges	4,001	9,996	14,736	3,910
Amortization of intangibles	15,020	12,367	29,990	25,050
Total Costs and Expenses	402,814	391,147	821,785	765,908

Operating Income	63,391	57,475	67,950	93,615
As a % of revenue	13.6%	12.8%	7.6%	10.9%

Interest expense	(6,787)	(3,608)	(12,864)	(6,404)
Foreign exchange transaction losses	(2,668)	(54)	(16)	(1,783)
Interest and other income	2,537	2,509	5,370	4,975
Income Before Taxes	56,473	56,322	60,440	90,403

Provision for income taxes	11,783	12,538	12,126	20,324
Effective tax rate	20.9%	22.3%	20.1%	22.5%
Net Income	$44,690	$43,784	$48,314	$70,079
As a % of revenue	9.6%	9.8%	5.4%	8.2%

Weighted-Average Shares - Diluted	56,664	57,870	56,791	57,955

Earnings per share - Diluted	$0.79	$0.76	$0.85	$1.21

Notes:
(1) The supplementary information included in this press release for the three and six months ended October 31, 2019 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

In the six months ended October 31, 2019, we completed the acquisition of Zyante Inc. ("Zybooks"), certain assets of Knewton, Inc. (“Knewton”), which are included in our Academic & Professional Learning segment results and three immaterial acquisitions, of which two are included in our Research Publishing & Platforms segment and one included in our Academic & Professional Learning segment which was completed during the three months ended October 31, 2019.

(2) All amounts are approximate due to rounding.

JOHN WILEY & SONS, INC.
SUPPLEMENTARY INFORMATION (1)
RECONCILIATION OF GAAP EPS to NON-GAAP ADJUSTED EPS - DILUTED
(unaudited)

	Three Months Ended		Six Months Ended
	October 31,		October 31,
	2019	2018	2019	2018
GAAP Earnings Per Share - Diluted	$0.79	$0.76	$0.85	$1.21
Adjustments:
Restructuring and related charges (A)	0.06	0.13	0.20	0.05
Foreign exchange losses (gains) on intercompany transactions (A)	-	-	0.01	0.05
Non-GAAP Adjusted Earnings Per Share - Diluted	$0.85	$0.89	$1.06	$1.31

Notes:
(A) The table below shows the net of tax impact of our multi-year Business Optimization Program, Restructuring and Reinvestment Program and foreign exchange losses (gains) on intercompany transactions.

	Three Months Ended		Six Months Ended
	October 31,		October 31,
(amounts in millions)	2019	2018	2019	2018
Net of tax charges related to the Business Optimization Program	$2.8	$-	$11.1	$-
Net of tax charges related to the Restructuring and Reinvestment Program	$0.3	$7.6	$0.2	$3.0
Net of tax foreign exchange transaction losses (gains)	$0.5	$0.0	$0.7	$3.1

(1) See Explanation of Usage of Non-GAAP performance measures included in this supplementary information for additional details on the reasons why management believes presentation of each non-GAAP performance measure provides useful information to investors. The supplementary information included in this press release for the three and six months ended October 31, 2019 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

JOHN WILEY & SONS, INC.
SUPPLEMENTARY INFORMATION (1)
RECONCILIATION OF GAAP NET INCOME to NON-GAAP EBITDA AND ADJUSTED EBITDA
(unaudited)

	Three Months Ended		Six Months Ended
	October 31,		October 31,
	2019	2018	2019	2018
Net Income	$44,690	$43,784	$48,314	$70,079
Interest expense	6,787	3,608	12,864	6,404
Provision for income taxes	11,783	12,538	12,126	20,324
Depreciation and amortization	42,638	39,652	84,857	79,823
Non-GAAP EBITDA	105,898	99,582	158,161	176,630
Restructuring and related charges	4,001	9,996	14,736	3,910
Foreign exchange transaction losses	2,668	54	16	1,783
Interest and other income	(2,537)	(2,509)	(5,370)	(4,975)
Non-GAAP Adjusted EBITDA	$110,030	$107,123	$167,543	$177,348

Notes:
(1) See Explanation of Usage of Non-GAAP performance measures included in this supplementary information for additional details on the reasons why management believes presentation of each non-GAAP performance measure provides useful information to investors. The supplementary information included in this press release for the three and six months ended October 31, 2019 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

JOHN WILEY & SONS, INC.
SUPPLEMENTARY INFORMATION (1)(2)
SEGMENT RESULTS
(in thousands)
(unaudited)

	Three Months Ended October 31,		% Change Favorable (Unfavorable)
	2019	2018 (2)	Reported	Constant Currency
Research Publishing & Platforms:
Revenue, net
Research Publishing	$225,085	$219,710	2%	4%
Research Platforms	9,624	9,365	3%	3%
Total Revenue, net	$234,709	$229,075	2%	4%

Contribution to Profit	$63,291	$59,210	7%	7%
Adjustments:
Restructuring charges	726	2,282
Non-GAAP Adjusted Contribution to Profit	$64,017	$61,492	4%	4%
Depreciation and amortization	17,037	15,422
Non-GAAP Adjusted EBITDA	$81,054	$76,914	5%	6%

Academic & Professional Learning:
Revenue, net
Education Publishing	$101,741	$107,474	-5%	-4%
Professional Learning	75,984	82,196	-8%	-6%
Total Revenue, net	177,725	189,670	-6%	-5%

Contribution to Profit	$35,050	$47,078	-26%	-24%
Adjustments:
Restructuring charges	800	2,194
Non-GAAP Adjusted Contribution to Profit	$35,850	$49,272	-27%	-26%
Depreciation and amortization	17,349	17,473
Non-GAAP Adjusted EBITDA	$53,199	$66,745	-20%	-19%

Education Services:
Total Revenue, net	$53,771	$29,877	80%	80%

Contribution to Profit	$2,583	$(867)	#	#
Adjustments:
Restructuring (credits) charges	(475)	310
Non-GAAP Adjusted Contribution to Profit	$2,108	$(557)	#	#
Depreciation and amortization	5,522	3,045
Non-GAAP Adjusted EBITDA	$7,630	$2,488	#	#

Corporate Expenses:	$(37,533)	$(47,946)	22%	21%
Adjustments:
Restructuring charges	2,950	5,210
Non-GAAP Adjusted Corporate Expenses	$(34,583)	$(42,736)	19%	18%
Depreciation and amortization	2,730	3,712
Non-GAAP Adjusted EBITDA	$(31,853)	$(39,024)	18%	18%

Consolidated Results:
Revenue, net	$466,205	$448,622	4%	5%

Operating Income	$63,391	$57,475	10%	11%
Adjustments:
Restructuring charges	4,001	9,996
Non-GAAP Adjusted Operating Income	$67,392	$67,471	0%	0%
Depreciation and amortization	42,638	39,652
Non-GAAP Adjusted EBITDA	$110,030	$107,123	3%	3%
As a % of revenue	23.6%	23.9%

(1) The supplementary information included in this press release for the three months ended October 31, 2019 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

(2) As previously announced, we have changed our segment reporting structure to align with our strategic focus areas: (1) Research Publishing & Platforms, which continues to include the Research and Atypon businesses, (2) Academic & Professional Learning, which is the former “Publishing” segment combined with our corporate training businesses – previously noted as Professional Assessment and Corporate Learning and (3) Education Services, which includes our Online Program Management and related businesses. Prior period segment results have been revised to the new segment presentation. There were no changes to our consolidated financial results.

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JOHN WILEY & SONS, INC.
SUPPLEMENTARY INFORMATION (1)
SEGMENT RESULTS
(in thousands)
(unaudited)
			% Change
	Six Months Ended October 31,		Favorable (Unfavorable)
	2019	2018 (2)	Reported	Constant Currency
Research Publishing & Platforms:
Revenue, net
Research Publishing	$445,012	$436,424	2%	4%
Research Platforms	19,072	17,968	6%	6%
Total Revenue, net	$464,084	$454,392	2%	4%

Contribution to Profit	$118,937	$116,527	2%	2%
Adjustments:
Restructuring charges	3,346	1,302
Non-GAAP Adjusted Contribution to Profit	$122,283	$117,829	4%	4%
Depreciation and amortization	34,190	30,787
Non-GAAP Adjusted EBITDA	$156,473	$148,616	5%	6%

Academic & Professional Learning:
Revenue, net
Education Publishing	$167,264	$181,508	-8%	-7%
Professional Learning	155,319	164,586	-6%	-4%
Total Revenue, net	$322,583	$346,094	-7%	-5%

Contribution to Profit	$39,961	$68,845	-42%	-41%
Adjustments:
Restructuring charges	3,605	1,477
Non-GAAP Adjusted Contribution to Profit	$43,566	$70,322	-38%	-37%
Depreciation and amortization	33,873	35,050
Non-GAAP Adjusted EBITDA	$77,439	$105,372	-27%	-26%

Education Services:
Total Revenue, net	$103,068	$59,037	75%	75%

Contribution to Profit	$(4,616)	$(5,886)	22%	21%
Adjustments:
Restructuring charges	1,614	102
Non-GAAP Adjusted Contribution to Profit	$(3,002)	$(5,784)	48%	48%
Depreciation and amortization	11,020	6,512
Non-GAAP Adjusted EBITDA	$8,018	$728	#	#

Corporate Expenses:	$(86,332)	$(85,871)	-1%	-1%
Adjustments:
Restructuring charges	6,171	1,029
Non-GAAP Adjusted Corporate Expenses	$(80,161)	$(84,842)	6%	5%
Depreciation and amortization	5,774	7,474
Non-GAAP Adjusted EBITDA	$(74,387)	$(77,368)	4%	3%

Consolidated Results:
Revenue, net	$889,735	$859,523	4%	5%

Operating Income	$67,950	$93,615	-27%	-28%
Adjustments:
Restructuring charges	14,736	3,910
Non-GAAP Adjusted Operating Income	$82,686	$97,525	-15%	-16%
Depreciation and amortization	84,857	79,823
Non-GAAP Adjusted EBITDA	$167,543	$177,348	-6%	-5%

Notes:
(1) The supplementary information included in this press release for the six months ended October 31, 2019 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

(2) As previously announced, we have changed our segment reporting structure to align with our strategic focus areas: (1) Research Publishing & Platforms, which continues to include the Research and Atypon businesses, (2) Academic & Professional Learning, which is the former “Publishing” segment combined with our corporate training businesses – previously noted as Professional Assessment and Corporate Learning and (3) Education Services, which includes our Online Program Management and related businesses. Prior period segment results have been revised to the new segment presentation. There were no changes to our consolidated financial results.

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JOHN WILEY & SONS, INC.
SUPPLEMENTARY INFORMATION (1)
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(in thousands)
(unaudited)

	October 31,	April 30,
	2019	2019
Assets:
Current Assets
Cash and cash equivalents	$107,744	$92,890
Accounts receivable, net	235,466	294,867
Inventories, net	45,032	35,582
Prepaid expenses and other current assets	58,926	67,441
Total Current Assets	447,168	490,780

Product Development Assets, net	57,394	62,470
Royalty Advances, net	16,473	36,185
Technology, Property and Equipment, net	294,761	289,021
Intangible Assets, net	880,613	865,572
Goodwill	1,143,197	1,095,666
Operating Lease Right-of-Use Assets (2)	145,886	-
Other Non-Current Assets	97,279	97,308
Total Assets	$3,082,771	$2,937,002

Liabilities and Shareholders' Equity:
Current Liabilities
Accounts payable	$74,425	$90,980
Accrued royalties	91,438	78,062
Short-term portion of long-term debt	6,250	-
Contract liabilities	248,653	507,365
Accrued employment costs	74,727	97,230
Accrued income taxes	3,294	21,025
Short-term portion of operating lease liabilities (2)	18,409	-
Other accrued liabilities	68,446	75,900
Total Current Liabilities	585,642	870,562
Long-Term Debt	788,360	478,790
Accrued Pension Liability	152,707	166,331
Deferred Income Tax Liabilities	137,295	143,775
Operating Lease Liabilities (2)	164,622	-
Other Long-Term Liabilities	75,149	96,197
Total Liabilities	1,903,775	1,755,655
Shareholders' Equity	1,178,996	1,181,347
Total Liabilities and Shareholders' Equity	$3,082,771	$2,937,002

(1) The supplementary information included in this press release for October 31, 2019 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

(2) We adopted ASU 2016-02, "Leases (Topic 842)” on May 1, 2019 using the required modified retrospective approach, whereby we used the effective date as the date of initial application and therefore previously reported financial information was not updated.

JOHN WILEY & SONS, INC.
SUPPLEMENTARY INFORMATION (1)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
(in thousands)
(unaudited)

	Six Months Ended
	October 31,
	2019	2018 (2)
Operating Activities:
Net income	$48,314	$70,079
Amortization of intangibles	29,990	25,050
Amortization of product development assets	17,616	18,928
Depreciation and amortization of technology, property, and equipment	37,251	35,845
Other non-cash charges and credits	59,302	43,009
Net change in operating assets and liabilities	(291,994)	(309,472)
Net Cash Used In Operating Activities	(99,521)	(116,561)

Investing Activities:
Additions to technology, property, and equipment	(44,531)	(34,560)
Product development spending	(11,686)	(12,351)
Businesses acquired in purchase transactions, net of cash acquired	(74,169)	-
Acquisitions of publication rights and other	(4,045)	(2,795)
Net Cash Used in Investing Activities	(134,431)	(49,706)

Financing Activities:
Net debt borrowings	317,471	179,275
Cash dividends	(38,486)	(38,033)
Purchase of treasury shares	(25,000)	(24,994)
Other	(4,718)	4,217
Net Cash Provided By Financing Activities	249,267	120,465

Effects of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(461)	(8,368)

Change in Cash, Cash Equivalents and Restricted Cash for Period	14,854	(54,170)

Cash, Cash Equivalents and Restricted Cash - Beginning	93,548	170,257
Cash, Cash Equivalents and Restricted Cash - Ending	$108,402	$116,087

CALCULATION OF NON-GAAP FREE CASH FLOW LESS PRODUCT DEVELOPMENT SPENDING

	Six Months Ended
	October 31,
	2019	2018
Net Cash Used In Operating Activities	$(99,521)	$(116,561)
Less: Additions to technology, property, and equipment	(44,531)	(34,560)
Less: Product development spending	(11,686)	(12,351)
Free Cash Flow less Product Development Spending	$(155,738)	$(163,472)

See Explanation of Usage of Non-GAAP Measures included in this supplemental information.
(1) The supplementary information included in this press release for the six months ended October 31, 2019 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

(2) The Condensed Consolidated Statement of Cash Flows for the six months ended October 31, 2018, includes a reclassification of $4.5 million between Operating Activities within the net change in operating assets and liabilities and Investing Activities related to costs to fulfill a contract and product development spending. In addition, for the six months ended October 31, 2018, amortization expense related to costs to fulfill a contract of $1.2 million was reclassified from amortization of product development assets to other non-cash charges and credits within Operating Activities.

JOHN WILEY & SONS, INC.
Explanation of Usage of NON-GAAP Performance Measures

In this earnings release and supplemental information, management may present the following non-GAAP performance measures:
● Adjusted Earnings Per Share (“Adjusted EPS”);
● Free Cash Flow less product development spending;
● Adjusted Revenue;
● Adjusted Operating Income and margin;
● Adjusted Contribution to Profit ("CTP") and margin;
● EBITDA and Adjusted EBITDA;
● Organic revenue;
● Results on a constant currency basis.

Management uses these non-GAAP performance measures as supplemental indicators of our operating performance and financial position as well for internal reporting and forecasting purposes, when publicly providing its outlook, to evaluate the Company's performance and to evaluate and calculate incentive compensation. Non-GAAP performance measures do not have standardized meanings prescribed by US GAAP and therefore may not be comparable to the calculation of similar measures used by other companies, and should not be viewed as alternatives to measures of financial results under US GAAP.

The Company presents these non-GAAP performance measures in addition to GAAP financial results because it believes that these non-GAAP performance measures provide useful information to certain investors and financial analysts for operational trends and comparisons across accounting periods. The use of these non-GAAP performance measures provides a consistent basis to evaluate operating profitability and performance trends by excluding items that we do not consider to be controllable activities for this purpose. For example:

●     Adjusted EPS, Adjusted Revenue, Adjusted Operating Profit, Adjusted Contribution to Profit, Adjusted EBITDA and organic revenue provide a comparable basis to analyze operating results and earnings and are measures commonly used by shareholders to measure our performance.

●     Free Cash Flow less product development spending helps assess our ability, over the long term, to create value for our shareholders as it represents cash available to repay debt, pay common dividends and fund share repurchases and new acquisitions.

●     Results on a constant currency basis removes distortion from the effects of foreign currency movements to provide better comparability of our business trends from period to period. We measure our performance before the impact of foreign currency (or at “constant currency”), which means that we apply the same foreign currency exchange rates for the current and equivalent prior period.

In addition, the Company has historically provided these or similar non-GAAP performance measures and understands that some investors and financial analysts find this information helpful in analyzing the Company's operating margins, and net income and comparing the Company's financial performance to that of its peer companies and competitors. Based on interactions with investors, we also believe that our non-GAAP performance measures are regarded as useful to our investors as supplemental to our GAAP financial results, and that there is no confusion regarding the adjustments or our operating performance to our investors due to the comprehensive nature of our disclosures.